2010 Citi North American
Credit Conference

November 18, 2010
Exhibit 99.1

Olin Representatives
John E. Fischer
 Senior Vice President & Chief Financial Officer
Larry P. Kromidas
 Assistant Treasurer & Director, Investor Relations
 lpkromidas@olin.com
 (618) 258 - 3206

Company Overview
All financial data are for the nine months ending September 30, 2010 and the year ending 2009, and are presented in millions of U.S.
dollars except for earnings per share. Additional information is available on Olin’s website www.olin.com in the Investors section.
Winchester
Chlor Alkali
Third Largest North American
Producer of Chlorine and Caustic Soda
 9Mo 2010 FY 2009
Revenue: $ 764 $ 964
Income:  $ 81 $ 125
A Leading North American Producer
of Small Caliber Ammunition
 9Mo 2010 FY 2009
Revenue: $ 437 $ 568
Income:  $ 59 $ 69
Revenue:    $ 1,201  $ 1,532
EBITDA:   $ 163 $ 292
Pretax Operating Inc.:  $ 79  $ 210
EPS (Diluted):   $ .79 $ 1.73
  9MO 2010 FY 2009
Olin

Olin Vision
To be a leading Basic Materials company delivering
attractive, sustainable shareholder returns
 • Being the low cost, high quality producer, and the
 #1 or #2 supplier in the markets we serve
 • Providing excellent customer service and
 advanced technological solutions
 • Generating returns above the cost of capital over
 the economic cycle

Olin Corporate Strategy
1. Build on current leadership positions in the
 Chlor-Alkali and Ammunition businesses
 • Improve operating efficiency and profitability
 • Integrate downstream selectively
2. Allocate resources to the businesses that can create the
 most value
3. Manage financial resources to satisfy legacy liabilities
Total Return to Shareholders in Top Third of S&P 1000
Return on Capital Employed Over Cost of Capital Through the Cycle
Olin Corporation Goal: Superior Shareholder Returns

Investment Rationale
• Leading North American producer of Chlor-Alkali
• Strategically positioned facilities
• Diverse end customer base
• Favorable industry dynamics
• Leading producer of industrial bleach with additional
 growth opportunities
• Pioneer synergies improved chlor-alkali cost structure
• Winchester’s leading industry position

Chlor Alkali Segment
ECU = Electrochemical Unit; a unit of measure reflecting the chlor alkali process outputs of 1 ton of chlorine, 1.13 tons of 100% caustic soda and 0.3 tons of hydrogen.
N. American
Position
% 2009
Revenue
#3
#2
#1
Industrial
#1
Merchant
#1
Burner
Grade
8%
10%
4%
53%
24%
1%
Chlor Alkali Manufacturing Process
SALT + ELECTROLYSIS = OUTPUTS
Caustic Soda
(Sodium Hydroxide)
(Potassium Hydroxide)
Bleach
(Sodium Hypochlorite)
Chlorine
 Sodium Chloride
 or
Potassium Chloride
KOH
HCl
(Hydrochloric Acid)
Hydrogen Gas
Caustic Soda
 or
 KOH
Chlorine
Hydrogen

• Be the preferred supplier to chlor alkali customers in
 addition to being the low cost producer
• Goal is to increase the value of the Chlor Alkali
 Division to Olin through:
 – Optimizing capacity utilization
 – Higher margin downstream products
 – Cost reduction and financial discipline
Olin’s Chlor Alkali Strategy

North America Chlorine Capacity (000 short tons)
4,000
3,000
2,000
1,000

3,891
3,212
1,955
1,852
810
470
375
352
341
275
172
609
Dow
Oxy
Olin
PPG
Formosa
Ga Gulf
Mexichem
Shintech
Bayer
Westlake
Canexus
Various
Other
Salt-to-Bleach
Mercury
Membrane
Diaphragm

Source: CMAI/Olin - 2009 year-end figures
Oxy includes OxyVinyls and does not reflect the announced reduction of approximately 280,000 tons of capacity at their Taft, LA facility.
Olin includes 50% of Sunbelt joint venture.
Olin is #3 Chlor-alkali Producer

McIntosh, AL
Chlor Alkali Plants
Chlor Alkali & Bleach Plants

Bleach Plants
39
Tacoma, WA
Tracy, CA
Santa Fe Springs, CA
Henderson, NV
St. Gabriel, LA
Augusta, GA
Charleston, TN
Niagara Falls, NY
Becancour,
Quebec
Olin’s Geographic Advantage
Source: Olin.
(1) The Becancour Plant has 275,000 short tons diaphragm and 65,000 short tons membrane capacity.
Location	Chlorine Capacity (000s Short Tons)
McIntosh, AL	415
Becancour, Quebec (1)	340
Niagara Falls, NY	286
Charleston, TN	248
St. Gabriel, LA	246
McIntosh, AL (50% of Sunbelt JV)	160
Henderson, NV	152
Augusta, GA	108
Total	1,955
• Access to regional customers including bleach and water treatment
• Access to alternative energy sources
 – Coal, hydroelectric, nuclear, natural gas

CHLORINATED INTERMEDIATES 8%
PULP & PAPER, 1%
ORGANICS, 23%
VINYLS, 38%
INORGANIC, 6%
DISTRIBUTION & OTHER, 16%
WATER, 8%

PULP & PAPER, 2%
ORGANICS, 15%
VINYLS, 23%
INORGANIC, 10%
TIO2, 19%
DISTRIBUTION & OTHER, 14%
WATER, 16%

Caustic Soda

ALUMINA, 4%
DETERGENTS & TEXTILES, 13%
PULP & PAPER, 26%
WATER, 4%
ORGANIC, 22%
INORGANICS, 24%
DISTRIBUTION & OTHER, 7%

DETERGENTS & TEXTILES, 1%
ALUMINA, 0%
WATER, 13%
PULP & PAPER, 36%
ORGANIC, 15%
DISTRIBUTION & OTHER, 18%
INORGANICS 17%

Source: CMAI and Olin.

Diverse Customer Base
Chlorine: “Organics” includes: Propylene oxide, epichlorohydrin, MDI, TDI, polycarbonates. “Inorganics” includes: Titanium dioxide and bromine.
Caustic Soda: “Organics” includes: MDI, TDI, polycarbonates, synthetic glycerin, sodium formate, monosodium glutamate. “Inorganics” includes: titanium dioxide, sodium silicates, sodium cyanide.
Chlorine
North American Industry
Olin

18
16
14
12
10
8
6
4
2

North America Chlorine Capacity in (mm MT)

 Capacity Rationalization
Favorable Industry Dynamics
Target
Acquisition
Date
Position
2007
2004
• Acquired by Olin
• 725,000 Short Tons ECU Capacity
• Then the #7 ranked producer in
 North America
• 4.7% of North American capacity
• Acquired by OxyChem
• 859,000 Short Tons ECU Capacity
• Then the #7 ranked producer in
 North America
• 5.5% of North American capacity
• 250,000 Short Ton ECU capacity
 plant expansion 2H 2013
• Plant located at Geismar, LA
Source: CMAI.
Pioneer
Vulcan
Westlake Chemical
 Industry Consolidation
 Delayed Capacity Expansion
2.0 mm MT
or 13% of
2000 net
capacity
reduction
mmMT
13.6
15.6
2009
2000

North American ECU Prices

Contract, US$/ShortTon

$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
12-06
6-07
12-07
6-08
12-08
6-09
12-09
6-10

$1,000
$800
$600
$400
$200
$-
12-06
6-07
12-07
6-08
12-08
6-09
12-09
6-10

$500
$400
$300
$200
$100
$-
12-06
6-07
12-07
6-08
12-08
6-09
12-09
6-10

Product Pricing Has Been Dynamic
(1) ECU Price = the price of 1 ton of chlorine + 1.1 times the price of 1 ton of caustic    Source: CMAI.
North American Caustic Soda
Avg. Acquisition, US$/Short Ton
North American Chlorine
Contract, US$/Short Ton
(1)

Chlor-Alkali Outlook
• 2010 segment earnings will be solidly profitable in trough period without sustaining a loss in any one quarter
• Q4 2010 and Q1 2011 ECU Netbacks are expected to
 improve reflecting $135 of 3Q 2010 caustic soda price
 announcements
• Price announcements impacting 2010:
     Chlorine  Caustic Soda
 December 2009    $75
 February 2010    $80
 May 2010  $50  $35 / $50
 August 2010    $40 and $45
 September 2010    $50
• Q3 2010 operating rates improved to 91%, the highest level since Q3 2007 reflecting record bleach sales

Why Industrial Bleach?
• Olin is the leading North American bleach producer with a capacity of
 250 million gallons (or 160,000 ECUs) in a 1 billion gallon industry
• Olin has 18% market share and current installed capacity to service
 25% of the market with low-cost expansion opportunities
• Utilizes both chlorine and caustic soda in an ECU ratio
• Current bleach premium over ECU prices is above $200 per ton
• Demand is not materially impacted by economic cycles
• Regional nature of bleach business benefits Olin’s geographic diversity, further enhanced by Olin’s proprietary railcar technology to reach more distant customers
• Bleach volumes have increased more than 10% for 8 consecutive quarters with a 3 year compounded growth rate of 45%

Mercury Legislation
• On October 21, 2009, the U.S. House of Representatives
 Committee on Energy and Commerce passed a bill that
 would require chlor-alkali producers using mercury cell
 technology to decide by 6/30/12 whether they would shut
 down or convert those plants. The plants would need to be
 shut down by 6/30/13 or converted by 6/30/15.
• During the third quarter of 2009, a companion bill was
 introduced in the U.S. Senate
• To date, no votes have been taken on the House floor and the
 Senate has not acted; outcome of legislation is uncertain
• Olin currently operates 2 mercury cell plants representing
 356,000 ECUs or 18% of our total capacity *
 * Olin’s total capacity includes 50% ownership of the SunBelt JV

Winchester Segment
Winchester Strategy
• Leverage existing strengths
 – Seek new opportunities
 to leverage the
 legendary Winchester®
 brand name
 – Investments that
 maintain Winchester as
 the retail brand of
 choice, and lower costs
• Focus on product line
 growth
 – Continue to develop
 new product offerings
• Provide returns in excess of
 cost of capital
Hunters & Recreational Shooters
Products	Retail	Distributors	Mass Merchants	Law Enforcement	Military	Industrial
Rifle	✓	✓	✓	✓	✓
Handgun	✓	✓	✓	✓	✓
Rimfire	✓	✓	✓	✓	✓	✓
Shotshell	✓	✓	✓	✓	✓	✓
Components	✓	✓	✓	✓	✓	✓
Brands

Winchester’s Leading
Industry Position
• One of the three leading ammunition manufacturers
 in the United States *
• Strong brand awareness
 – Top 15 of all sporting goods brands
• Legendary brand image
 – Positively associated with American heritage,
 John Wayne, Teddy Roosevelt and
 cowboy/western connotations
• Category leadership and expertise demonstrated by
 selection to manage ammunition category for key,
 national retailers
• Leading consumer goods marketer with an increased
 presence on television and the Internet
• Innovator of market-driven new products
* Source: National Shooting Sports Foundation.

Favorable Industry Dynamics
Commercial
• Economic environment leading to personal security concerns
• Fears of increased gun/ammunition control due to change in administration
• New gun and ammunition products
• Strong hunting activity in weak economy, driven by cost/benefit of hunting for food and increased discretionary time
Law
Enforcement
• Significant new federal agency contracts and solid federal law enforcement funding
• Higher numbers of law enforcement officers and increase in federal agency hiring
• Increased firearms training requirements among state and local law enforcement agencies
Military
• Sustained high demand for small caliber ammunition due to wars in Iraq and
 Afghanistan
• Commitment to maintaining the “Second-Source Program” to mitigate the risk of a sole-source small caliber ammunition contract

Winchester
• YTD 2010 segment earnings of $59 million follow record full year
 2009 earnings of $69 million
• Olin believes surge has ended, but with higher military and law enforcement component, we expect financial results will exceed pre-surge levels
• Long-term military and law enforcement agency contract sales accounted for more than 30% of segment revenue in 2010
• Winchester has been awarded approximately $110 million of new military and law enforcement business thus far this year
• New gun ownership is expected to translate into higher long-term ammunition consumption
• Commercial backlog has declined, but military and law
 enforcement backlog has increased

Financial Highlights
• Strong Balance Sheet
 – Q3 2010 cash balance approximately $393 million and is
 expected to be in the $450-$475 million range by year end
 – Pension plan remains fully funded with no contributions
 required until at least 2012
 – 2010 capital spending forecast to be 85% of depreciation
• Profit Outlook
 – ECU pricing trends are positive
 – Higher margin bleach business is growing
 – Converted and expanded St. Gabriel facility is on-line and reducing both operating and freight costs
 – Winchester’s performance continues to be strong

$2,000
$1,500
$1,000
$500
$0
$374
$666
$432
$845
$489
$1,275
$568
$964
2006
2007
2008
2009
Chlor Alkali
Winchester

$500
$400
$300
$200
$100
$0
-$100
-$200
$24
$284
$36
$274
$43
$388
$78
$185
2006
2007
2008
2009
Chlor Alkali
Winchester
Corporate

Historical Financial Performance
Revenues
($ millions)
EBITDA
($ millions)
$1,040
$1,277
$1,765
$1,532
$201
$207
$335
$292
Note: EBITDA is Income from Continuing Operations Before Taxes, excluding Interest Expense, Interest Income, and Depreciation and Amortization expense.
-$107
-$103
-$96
$29

Potential Uses of Cash
• Olin maintains a conservative view of liquidity and capital structure
 • Major debt maturities should be staggered (3-4 years apart) with manageable towers ($150 million maximum)
 • The normal year end cash balance should be approximately $200 million
 • Olin currently has the resources to fund the exit of mercury cell technology
• In 2009 Olin issued $150 million in 10 year debt
• In 2010 Olin will issue $70 million to $110 million of 12 year tax exempt bonds
• In 2010 Olin has redeemed $20 million of industrial revenue bonds that would have been due in 2016
• In 2011 Olin will repay $75 million of debt

Investment Rationale
• Leading North American producer of Chlor-Alkali
• Strategically positioned facilities
• Diverse end customer base
• Favorable industry dynamics
• Leading producer of industrial bleach with additional
 growth opportunities
• Pioneer synergies improved chlor-alkali price structure
• Winchester’s leading industry position

Forward-Looking Statements
 This presentation contains estimates of future
 performance, which are forward-looking
 statements and actual results could differ
 materially from those anticipated in the forward-
 looking statements. Some of the factors that could
 cause actual results to differ are described in the
 business and outlook sections of Olin’s Form 10-K
 for the year ended December 31, 2009 and Form
 10-Q for the quarter ended September 30, 2010.
 These reports are filed with the U.S. Securities and
 Exchange Commission.

Appendix
1892 founded in East Alton, IL providing
blasting powder to Midwestern coal mines
1898 formed Western Cartridge Company
to manufacture small arms ammunition
1931 acquires Winchester Repeating Arms
1940s & 1950s acquires cellophane, paper,
lumber & powder-actuated tools businesses
1892 founded in Saltville, VA to produce
soda ash.
1896 builds first chlor-alkali plant in US
1909 introduces first commercial
production of liquefied chlorine
1940s & 1950s builds plants in Lake
Charles, LA & McIntosh, AL, buys Squibb
1954 Merger creates the Olin Mathieson Chemical Corporation
1950s & 1960 entered into phosphates, aluminum, urethanes, TDI, skis, camping equipment, homebuilding and expanded paper and forestry businesses
1970s to 2000 consolidation back to core businesses, spin-offs included forest products (Olinkraft), military ordnance (Primex) and specialty chemicals (Arch)
and sold aluminum, TDI, urethanes and Squibb businesses
2007 acquired Pioneer and sold the Metals business, resulting in a company similar in businesses to that which existed in the late 1890s
 Olin Industries   Mathieson Chemical Corp.

CAPACITY REDUCTIONS BY TECHNOLOGY *(000 standard tons)*

COMPANY	LOCATION	YEAR	Hg	DIA	Other	MB	STB
Georgia Pacific	Bellingham, WA	2000	(52)	----	----	----	----
Weyerhaeuser	Longview, WA	2000	----	(29)	----	----	----
Holtrachem	Acme, NC	2001	----	----	----	(44)	----
Holtrachem	Orrington, ME	2001	(80)	----	----	----	----
Oremet	Albany, OR	2001	----	----	(5)	----	----
ATOFINA	Portland, OR	2002	----	(93)	----	----	----
ATOFINA	Portland, OR	2002	----	----	----	(18)	----
La Roche	Gramercy, LA	2002	----	(198)	----	----	----
Oxy Vinyls LP	Deer Park, TX	2002	(110)	(272)	----	----	----
Westlake	Calvert City, KY	2002	(122)	----	----	----	----
Cedar	Vicksburg, MS	2003	----	----	(49)	----	----
Dow	Plaquemine, LA	2003	----	(384)	----	----	----
Dow Canada	Ft. Saskatoon, Alta	2003	----	(87)	----	(71)	----
Pioneer Chlor	Tacoma, WA	2003	----	(114)	----	(110)	----
FPC USA	Baton Rouge, LA	2003	----	(258)	----	----	----
Oxy	Delaware City, DE	2003	(81)	----	----	----	----
Georgia Pacific	Green Bay, WI	2004	----	(9)	----	----	----
Georgia Pacific	Muskogee, OK	2004	----	----	----	(9)	----
Georgia Pacific	Rincon, GA	2005	----	----	----	(6)	----
Oxy	Delaware City, DE	2005	(73)	----	----	----	----
Dow Canada	Ft. Saskatoon, Alta	2006	----	(458)	----	----	----
PPG	Lake Charles, LA	2007	(250)	----	----	----	----
Mexichem	Sta. Clara, Mexico	2008	(41)	----	----	----	----
Huisch	Kentucky & Utah	2008	----	----	----	(16)	----
Olin	Dalhousie, NB	2008	(36)	----	----	----	----
Oxy	Mobile, AL	2008	----	----	----	(53)	----
Oxy	Muscle Shoals, AL	2008	(154)	----	----	----	----
Bayer	Baytown, TX	2009	----	----	(110)	----	----
Dow	Oyster Creek, TX	2009	----	(400)	----	----	----
ERCO	Port Edwards, WI	2009	(109)	----	----	----	----
Olin	St. Gabriel, LA	2009	(197)	----	----	----	----
Canexus	N. Vancouver, BC	2010	----	(167)	----	----	----
			(1,305)	(2,469)	(164)	(327)	----
				Total completed reductions:			***(4,265)***
Dow	Plaquemine, LA	2012	----	(400)	----	----	----
Dow	Freeport, TX	2013	----	(480)	----	----	----
			----	(880)	----	----	----
	Total additions announced, but pending completion:						***(880)***

Total projected N.A. chlorine capacity reductions 2000-2013: (5,145)

CAPACITY EXPANSIONS BY TECHNOLOGY *(000 standard tons)*

COMPANY	LOCATION	YEAR	Hg	DIA	Other	MB	STB
Bayer	Baytown, TX	2000	----	----	----	28	----
Dow	Freeport, TX	2000	----	----	----	466	----
Kuehne	Delaware City, DE	2000	----	----	----	----	27
Odyessy	Tampa, FL	2000	----	----	----	----	28
Vulcan C-A	Geismar, LA	2001	----	----	----	213	----
US Magnesium	Rowley, UT	2002	----	----	48	----	----
Westlake	Calvert City, KY	2002	----	----	----	175	----
Sunbelt	McIntosh, AL	2003	----	----	----	68	----
Westlake	Calvert City, KY	2004	----	----	----	25	----
Bleach Tech	Seville, OH	2005	----	----	----	----	20
Equa-Chlor	Longview, WA	2006	----	----	----	76	----
PPG	Lake Charles, LA	2007	----	----	----	285	----
Trinity	Hamlet, NC	2007	----	----	----	----	35
Mexichem	Sta. Clara, Mex	2008	----	----	----	45	----
SHINTECH	Plaquemine, LA	2008	----	----	----	330	----
ERCO	Port Edwards, WI	2009	----	----	----	109	----
FTSI	Greenville, TX	2009	----	----	----	----	8
Olin	St. Gabriel, LA	2009	----	----	----	246	----
Oxy	Ingleside, TX	2009	----	----	----	----	----
Westlake	Calvert City, KY	2009	----	----	----	50	----
Bleach Tech	Petersburg, VA	2010	----	----	----	----	45
Canexus	N. Vancouver, BC	2010	----	----	----	231	----
Shintech	Plaquemine, LA	2010	----	----	----	170	----
			----	----	48	2,517	163
					Total completed additions:		***2,728***
Announced Expansions							
Allied Universal	Fort Pierce, FL	2011	----	----	----	----	57
Bleachtech	Seville, OH	2011	----	----	----	----	6
K2 Pure Solns	Pittsburg, CA	2011	----	----	----	105	----
Bleachtech	Philadelphia, PA	2012	----	----	----	----	25
FPC USA	Point Comfort, TX	2012	----	----	----	200	----
K2 Pure Solns	Los Angeles, CA	2012	----	----	----	----	55
KA Steel / K2	Lemont, IL	2012	----	----	----	----	44
Shintech	Plaquemine, LA	2012	----	----	----	550	----
Dow/Mitsui JV	Freeport, TX	2013	----	----	----	880	----
Westlake	Geismar, LA	2013	----	----	----	250	----
			----	----	----	1,985	187
	Total additions announced, but pending completion						***2,172***

Total projected N.A. chlorine capacity expansions 2000-2013: 4,900

N.A. announced 2000-2013 chlorine capacity changes indicate a net industry reduction of 245,000 tons (4.7%) by 2013

Capacity Rationalization: 2000-2013
Source: Olin Data
Technology Key: HG=Mercury, DIA=Diaphragm, MB=Membrane, STB=Salt-to-Bleach.